                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 8, 2004
                                                --------------------------------

                                W. R. GRACE & CO.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

           1-13953                                      65-0773649
--------------------------------------------------------------------------------
   (Commission File Number)                  (IRS Employer Identification No.)

                7500 GRACE DRIVE
               COLUMBIA, MARYLAND                            21044
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)              (Zip Code)

                                 (410) 531-4000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

                                W. R. GRACE & CO.

                                    FORM 8-K
                                 CURRENT REPORT

Item 5.02.  Departure of Directors or Principal Officers; Election of
            Directors; Appointment of Principal Officers.
            ---------------------------------------------------------------

         On September 8, 2004, the Board of Directors of W. R. Grace & Co.
elected Alfred E. Festa as a Director. The Board does not expect to appoint Mr.
Festa to any Board committees.

         Since December 31, 2003 Grace has not been, or proposed to be, a party to any transaction in which Mr. Festa or any member of his immediate family holds or would hold a direct or indirect material interest, except for the letter agreement dated November 17, 2003 between Grace and Mr. Festa, which covers the terms of Mr. Festa's employment as President and Chief Operating
Officer of Grace. Such agreement has been filed as Exhibit 10.27 to Grace's 2003
Annual Report on Form 10-K and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                W. R. GRACE & CO.
                                          ------------------------------
                                                   (Registrant)

                                          By    /s/ Mark A. Shelnitz
                                          ------------------------------
                                                   Mark A. Shelnitz
                                                       Secretary

Dated:  September 9, 2004